Exhibit 10.2
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of August 6, 2019 (this “Amendment”), is entered into among Coeur Mining, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below and as amended by this Amendment).
RECITALS
A.    The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of September 29, 2017 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”).
B.    The parties hereto have agreed to amend the Credit Agreement as provided herein.
C.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.
AGREEMENT
1.    Amendments.
(a)Section 7.11(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than: (i) for the fiscal quarter ended June 30, 2019, 2.50 to 1.00 and (ii) for each fiscal quarter ending thereafter, 3.00 to 1.00.
(b)A new Section 11.22 is hereby added to the Credit Agreement to read as follows:

11.22    Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

For purposes of this Section, (a) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party; (b) “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (c) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (d) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(c)Section 16 of the Security Agreement is amended to read as follows:

16    Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL; Acknowledgement Regarding Any Supported QFCs. The terms of Sections 11.14, 11.15 and 11.22 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue, waiver of jury trial and acknowledgement regarding any Supported QFCs are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

2.    Release. In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the undersigned Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the undersigned Loan Parties may have or claim to have against any entity or other Person within the Lender Group.
3.    Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof when all of the conditions set forth in this Section 3 shall have been satisfied in form and substance reasonably satisfactory to the Administrative Agent.
(a)Execution and Delivery of Amendment. The Administrative Agent shall have received copies of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent.
(b)KYC. (i) Upon the reasonable request of any Lender made at least five days prior to the date hereof, such Lender shall have received all documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof; and (ii) upon the request of any Lender made at least five days prior to the date hereof, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Lender shall have received a Beneficial Ownership Certification in relation to the Borrower.
(c)Fees and Expenses. The Borrower shall have paid all fees and expenses owed by the Borrower to the Administrative Agent and the Arranger including all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent or the Arranger (directly to such counsel if requested by the Administrative Agent or the Arranger) to the extent payable pursuant to the Loan Documents and invoiced prior to the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date hereof (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent or the Arranger).
4.    Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents. This Amendment is a Loan Document.
5.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and the availability of equitable remedies.
(c)No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment, other than (i) those that have already been obtained and are in full force and effect and (ii) those for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)The execution, delivery and performance by such Loan Party of this Amendment do not (i) contravene the terms of its Organization Documents or (ii) violate any Law, except in each case as could not reasonably be expected to have a Material Adverse Effect.

6.    Representations and Warranties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties to the extent they are already modified or qualified by materiality in the text thereof) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties to the extent they are already modified or qualified by materiality in the text thereof) as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default. The undersigned Loan Parties further acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Revolving Loans and L/C Obligations constitute valid and subsisting obligations of such Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.
8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:		COEUR MINING, INC., a Delaware corporation

	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President & Chief Executive Officer

GUARANTORS:		COEUR EXPLORATIONS, INC.
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

COEUR ROCHESTER, INC.
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

COEUR CAPITAL, INC
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

COEUR ALASKA, INC
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

COEUR SOUTH AMERICA CORP.
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

WHARF RESOURCES (U.S.A.), INC.
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

WHARF RESOURCES MANAGEMENT INC.
	By:	/s/ Mitchell J. Krebs
	Name:	Mitchell J. Krebs
	Title:	President

WHARF REWARD MINES INC.
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	President

WHARF GOLD MINES INC.
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	President

GOLDEN REWARD MINING COMPANY LIMITED PARTNERSHIP
By: WHARF GOLD MINES INC., THE GENERAL PARTNER
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	President

COEUR STERLING HOLDINGS LLC
By: COEUR MINING, INC., THE SOLE MEMBER
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	President

STERLING INTERMEDIATE HOLDCO, INC.
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	President

COEUR STERLING, INC.
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	President

ADMINISTRATIVE AGENT:		BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Lisa Berishaj
	Name:	Lisa Berishaj
	Title:	Assistant Vice President

LENDERS:		BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender
	By:	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Senior Vice President

ROYAL BANK OF CANADA, as a Lender
	By:	/s/ Stam Fountoulakis
	Name:	Stam Fountoulakis
	Title:	Authorized Signatory

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender
	By:	/s/ Brian L. Banke
	Name:	Brian L. Banke
	Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Lender
	By:	/s/ Ian Stephenson
	Name:	Ian Stephenson
	Title:	Managing Director

	By:	/s/ Monik Vora
	Name:	Monik Vora
	Title:	Associate Director